UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 5, 2009 (February 1, 2009)

DEBUT BROADCASTING CORPORATION, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50762	88-0417389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1025 16th Avenue South, Suite 102
Nashville, Tennessee		37212
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(615) 301-0001

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 5, 2009, Debut Broadcasting Corporation, Inc. (the “Company”), announced that it has relocated its headquarters to 1025 16th Ave South, Suite 102, Nashville, TN 37212.  The relocation was effective on February 1, 2009.

A copy of the letter to the company’s stockholders is furnished herewith as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements
None.

(b)	Pro Forma Financial Statements
None.

(d)	Exhibits

Exhibit 99.1  Letter to DBTB Stockholders dated February 5, 2009 announcing the change in principal executive offices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Debut Broadcasting Corporation, Inc.

/s/ Sariah Hopkins
Sariah Hopkins
Executive Vice President, and
Chief Financial Officer

Date: February 5, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to DBTB Stockholders dated February 5, 2009 announcing the change in principal executive offices.